Acquisitions	12 Months Ended
Mar. 31, 2016
Business Combinations [Abstract]
ACQUISITIONS

(B) ACQUISITIONS

Skyway Acquisition

On July 10, 2015, we completed the acquisition of a 600,000 ton per year Granulated Ground Blast Furnace Slag (“Slag”) plant in South Chicago (the “Skyway Plant”) from Holcim (US) Inc. (the “Skyway Acquisition”).  Among other applications, slag is used in conjunction with Portland cement to make a lower permeability concrete.  The Skyway Plant purchases its primary raw material, slag, pursuant to a long term supply agreement with a third party.

The purchase price (the “Skyway Purchase Price”) for the Skyway Acquisition was approximately $29.9 million, net of $2.5 million to be refunded by the seller. We received $1.5 million of the refund in January 2016 and expect to receive the remaining $1.0 million on January 2017.  We funded the payment of the Skyway Purchase Price and expenses incurred in connection with the Skyway Acquisition through operating cash flow and borrowings under our bank credit facility.  We also assumed certain liabilities, including contractual obligations, related to the Skyway Plant.  The purchase price was allocated as follows: $1.9 million to accounts and notes receivable; $2.3 million to inventories; $24.6 million to property, plant and equipment; $1.2 million to intangible assets; $1.4 million to goodwill; and $1.0 million to other assets.

CRS Acquisition

On November 14, 2014, Northern White Sand LLC (“NWS”), a wholly owned subsidiary of the Company, completed the acquisition (the “CRS Acquisition”) of the outstanding equity interest in CRS Holdco LLC, CRS Proppants LLC and Great Northern Sand LLC and related entities (collectively “CRS Proppants”). CRS Proppants is a supplier of frac sand to the energy industry, and its business currently consists of a frac sand mine in New Auburn, Wisconsin, and a trans-load network into Texas and southwest Oklahoma.

Purchase Price: The purchase price (the “CRS Purchase Price”) of the CRS Acquisition was approximately $236.1 million, including approximately $8.9 million of in-process capital expenditures paid as of the closing date. We funded the payment of the CRS Purchase Price at closing and expenses incurred in connection with the CRS Acquisition through borrowings under our bank credit facility, which was amended and restated on October 30, 2014. See Footnote (E) of the Notes to Consolidated Financial Statements for more information about the bank credit facility.

Recording of assets acquired and liabilities assumed: The transaction has been accounted for using the acquisition method of accounting which requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. The Company engaged a third-party to perform appraisal valuation to support the Company’s preliminary estimate of the fair value of certain assets acquired in the CRS Acquisition. Included in the assets acquired, and liabilities assumed, are two long-term sales agreements that included prepayments for future sales under the agreement, with such prepayments classified as liabilities. Additionally, one of the agreements is with a customer that is currently in bankruptcy, and is not expected to fulfill its obligation under the contract. We have been indemnified by the former owner against any loss related to this contract, and such indemnity has been valued at fair value and recorded as an asset at the date of the acquisition.

During the quarter ended December 31, 2015, we received the information related to the tax structure of the acquired entities, enabling us to finalize the percentage of carryover ownership in CRS Proppants.  The application of the final carryover ownership percentage resulted in an increase in deferred tax liabilities and taxes payable of approximately $3.0 million and $1.5 million, respectively, and an increase in property and equipment of approximately $4.5 million.

The preparation of the valuation of the assets acquired and liabilities assumed in the CRS Acquisition requires the use of significant assumptions and estimates. Critical estimates include, but are not limited to, future expected cash flows, including projected revenues and expenses, and applicable discount rates. These estimates are based on assumptions that we believe to be reasonable. However, actual results may differ from these estimates.

The following table summarizes the allocation of the CRS Purchase Price to assets acquired and liabilities assumed as of the acquisition date:

Purchase price allocation at acquisition date (in thousands)	As of November 14, 2014
Cash and cash equivalents	$219
Accounts Receivable	14,640
Inventories	9,627
Prepaid and Other Assets	753
Property and Equipment	197,238
Intangible Assets	56,200
Indemnity under Sales Agreement	14,810
Accounts Payable	(8,428)
Obligations under Long-term Sales Agreements	(28,131)
Asset Retirement Obligation	(4,112)
Deferred Taxes	(16,765)
Total Net Assets	236,051
Goodwill	—
Total Estimated Purchase Price	$236,051

Intangible Assets: The following table is a summary of the fair value estimates of the identifiable intangible assets (in thousands) and their weighted-average useful lives:

	Weighted Average Life	Estimated Fair Value
Customer Relationships	4	56,000
Permits	40	200
Total Intangible Assets		$56,200

Actual and pro forma impact of the CRS Acquisition: The following table presents the net sales and operating loss of CRS Proppants that has been included in our consolidated statement of earnings from November 14, 2014 through the end of the fiscal year:

	For the Fiscal Year Ended March 31,
	2016	2015
	(dollars in thousands)
Revenues	$44,365	$28,035
Operating Loss	$41,137	$5,002

Operating loss shown above for fiscal 2016 has been impacted by approximately $20.7 million, $35.0 million, $11.5 million and $0.5 million related to depreciation and amortization, impairments, write-down of raw sand inventory and the recording of acquired inventory at fair value, respectively. This amount was partially offset by a customer forfeiture of amounts prepaid for sand purchases totaling $10.7 million during the fourth quarter of fiscal 2016.  During fiscal 2015, the operating loss shown above has been impacted by approximately $6.4 million of depreciation and amortization and approximately $1.5 million related to the impact of recording acquired inventory at fair value.

The unaudited pro forma results presented below include the effects of the CRS Acquisition as if it had been consummated as of April 1, 2013. The pro forma results include the amortization associated with an estimate for acquired intangible assets and interest expense associated with debt used to fund the CRS Acquisition and depreciation from the fair value adjustments for property and equipment. To better reflect the combined operating results, material nonrecurring charges directly related to the CRS Acquisition of $1.1 million have been excluded from pro forma net income for fiscal 2015.

	For the Fiscal Year Ended March 31,
	2015	2014
	(dollars in thousands)
Revenues	$1,124,755	$961,006
Net Income	$188,715	$107,764
Earnings per share – basis	$3.80	$2.20
Earnings per share - diluted	$3.75	$2.16

The pro forma results do not include any anticipated synergies or other expected benefits of the CRS Acquisition. Accordingly, the unaudited pro forma results are not necessarily indicative of either future results of operations or results that might have been achieved had the CRS Acquisition been consummated as of April 1, 2013.